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                                                                   EXHIBIT 10.26



                                 PROMISSORY NOTE




$1,938,713                                                         July 31, 2001




     FOR VALUE RECEIVED, the undersigned, LOGIX COMMUNICATIONS CORPORATION, an Oklahoma corporation ("Borrower"), hereby promises to pay to the order of DOBSON CC LIMITED PARTNERSHIP, an Oklahoma limited partnership ("Lender"), at 13439 N. Broadway Extension, Suite 200, Oklahoma City, Oklahoma 73114, the sum of One Million Nine Hundred Twenty Four Thousand Two Hundred Fifteen and no/100 Dollars ($1,938,713.00), together with accrued and unpaid interest thereon (the "Loan").

     The outstanding principal balance of the Loan and accrued interest thereon shall bear interest at a rate per annum equal to the lesser of (i) the Maximum Rate (as hereafter defined); or (ii) the "Prime Rate" as hereafter defined, plus two percent (2.0%). Interest shall be computed in arrears based on a three hundred sixty (360) day year counting the actual number of days elapsed.

     The "Prime Rate" as used herein shall be the per annum interest rate announced publicly by the management of Bank of America, N.A. (the "Bank") or its successor as the Bank's base rate on commercial loans being made, or to be made, by the Bank in Oklahoma City, Oklahoma as the same may be changed from time to time.

     Regardless of any provision contained in this Note, Lender shall never be entitled to contract for, charge, take, reserve, receive, or apply, as interest on the Loan, or any part thereof, any amount in excess of the maximum non-usurious rate of interest which, under applicable law, Lender is permitted to contract for, charge, take reserve, or receive on the Loan ("Maximum Rate"), and if Lender does so, then such excess shall be deemed a partial prepayment of principal and treated hereunder as such and any remaining excess shall be refunded to Borrower. Lender shall not, to the extent permitted by law, be subject to any penalties provided by any laws for contracting for charging, taking, reserving, or receiving interest in excess of the Maximum Rate.

     Interest only shall be payable in quarterly installments beginning September 30, 2001, and ending December 31, 2001. Principal shall be paid in twelve (12) equal quarterly installments beginning March 31, 2002. All such
principal payments shall include accrued and unpaid interest.   All principal
and accrued interest shall be payable on December 31, 2004.

      The term "Default" means the occurrence of any one or more of the following events:
(a) Failure to pay the interest, principal or any other obligation under this Note when the same becomes due (whether by its terms, by acceleration, or otherwise).
(b) If Borrower or Logix Communications Enterprises, Inc. ("Parent") (i) voluntarily seeks, consents


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to, or acquiesces in the benefit of any Debtor Relief Law, OTHER THAN as a creditor or claimant, or (ii) becomes a party to or is made the subject of any proceeding provided for by any Debtor Relief Law, OTHER THAN as a creditor or claimant, that could suspend or otherwise adversely affect the Rights of Lender granted in this Note (UNLESS, in the event such proceeding is involuntary, the petition instituting same is dismissed within 30 days after its filing).
     (c) If a default occurs under Parent's 12 1/4% Senior Notes due 2008, issued by Parent pursuant to an Indenture dated as of June 12, 1998, between Dobson Wireline, Inc., as issuer, and United States Trust Company of New York, as trustee.
     (d) If Borrower or Parent fails to pay when due (after lapse of any applicable grace periods) any debt (OTHER THAN this Note) in excess (individually or collectively) of $1,000,000
     (e) If a default occurs under any other obligation of Borrower or Parent to Lender.
     (f) If Borrower or Parent fails, within 60 days after entry, to pay, bond, or otherwise discharge any judgment or order for the payment of money in excess of $1,000,000 or any warrant of attachment, sequestration, or similar proceeding against any of Borrower or Parent's assets having a value (individually or collectively) of $1,000,000 or more which is not stayed on appeal.

     Upon the occurrence of any event of Default and as often as any event of Default shall occur, at the option of the holder, the entire indebtedness evidenced hereby will become due, payable and collectible then or thereafter as the holder may elect, regardless of the date of maturity hereof. To the extent permitted by applicable Law, notice of the exercise of such option is hereby expressly waived. Failure by the holder to exercise such option will not constitute a waiver of the right to exercise the same in the event of any subsequent default.

     The acceptance by the Lender of any payment which is less than the total of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing remedies or options at that time or any subsequent time, or nullify any prior exercise of such remedy or option, without the express consent of the Lender.

     Any sum not paid when due will bear interest at the rate equal to the lesser of (i) the Maximum Rate, or (ii) five percent (5%) in excess of the Prime Rate, and such interest which has accrued will be paid at the time of and as a condition precedent to the curing of any Default hereunder. During the existence of any such Default, the holder of this Note may apply payments received on any amount due hereunder or under the terms of any instrument now or hereafter evidencing or securing said indebtedness as said holder may determine.

     The Borrower agrees that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of the holder's rights hereunder or under any instrument securing payment of this Note, the Borrower will pay to the holder its reasonable attorney's fees and all court costs and other expenses incurred in connection therewith, whether or not an action shall be instituted to enforce this Note.


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     This Note is issued by the Borrower and accepted by the holder hereof pursuant to a lending transaction negotiated, consummated and to be performed in the State of Oklahoma, this Note is to be construed according to the laws of the State of Oklahoma.

     For the purpose of computing interest under this Note, payments of all or any portion of the principal sum owing under this Note will not be deemed to have been made until such payments are received by the holder of this Note in collected funds.

     If any provision of this Note or the application thereof to any party or encumbrance is held invalid or unenforceable, the remainder of this Note and the application of such provision to other parties or circumstances shall not be affected thereby, the provisions of this Note being severable in any such instance.

     Each of the Borrower and Lender hereby irrevocably: (i) submits and consents, and waives any objection to personal jurisdiction in the State of Oklahoma for the enforcement of this Note, and (ii) waives any and all personal rights under the law of any state to object to jurisdiction in the State of Oklahoma for the purposes of litigation to enforce this Note. The Borrower further consents to the venue of any state or federal court sitting in Oklahoma County, Oklahoma in any action arising under this Note.
Initiating such proceeding or taking such action in any other state shall in no event constitute a waiver of the agreement contained herein that the law of the State of Oklahoma shall govern the rights and obligations of the Borrower and the holder hereunder, or of the submission herein made by the Borrower to personal jurisdiction within the State of Oklahoma.

     The makers, endorsers, sureties, guarantors and all other persons who may become liable for all or any part of this obligation severally waive presentment for payment, protest and notice of nonpayment and notice of intention to demand payment of this Note. Said parties consent to any extension of time (whether one or more) of payment hereof, release of all or any part of the security for the payment hereof and the release of any party liable for payment of this obligation. Any such extension of time or release may be made at any time and from time to time without notice to any such party and without discharging said party's liability hereunder. SUCH PARTIES FURTHER SEVERALLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY AND EVERY ACTION OR PROCEEDING OF ANY KIND OR NATURE UNDER OR BY REASON OF OR RELATING IN ANY WAY TO THIS NOTE, THE CAPITAL CONTRIBUTION AGREEMENT OR ANY OF THE MATTERS REFERRED TO HEREIN.


                                     LOGIX COMMUNICATIONS CORPORATION



                                     By: /s/ CRAIG T. SHEETZ
                                        ----------------------------------------
                                          President and Chief Executive Officer


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